Roundhill Ball Metaverse ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 90.2%	Shares	Value
Apparel - 0.5%
NIKE, Inc. - Class B	21,008	$1,333,588

Commercial Services - 1.0%
Block, Inc. (a)	48,837	2,653,314

Computers - 8.6%
Apple, Inc.	106,797	23,722,818

Diversified Financial Services - 2.8%
Coinbase Global, Inc. - Class A (a)	44,040	7,585,009

Home Furnishings - 2.4%
Sony Group Corp.	268,200	6,752,528

Internet - 23.6%
Alibaba Group Holding Ltd.	262,800	4,323,535
Alphabet, Inc. - Class A	48,558	7,509,009
Amazon.com, Inc. (a)	38,491	7,323,298
Baidu, Inc. - ADR (a)(b)	62,315	5,734,850
Meta Platforms, Inc. - Class A	19,775	11,397,519
NAVER Corp.	31,074	4,030,651
Sea, Ltd. - ADR - ADR (a)	77,331	10,090,922
Snap, Inc. - Class A (a)	703,230	6,125,133
Tencent Holdings Ltd.	136,100	8,693,971
		65,228,888

Media - 2.4%
Walt Disney Co.	66,874	6,600,464

Semiconductors - 18.6%
Advanced Micro Devices, Inc. (a)	43,817	4,501,758
ARM Holdings PLC - ADR (a)(b)	37,759	4,032,284
ASML Holding NV (b)	5,589	3,703,439
Intel Corp.	178,390	4,051,237
NVIDIA Corp.	101,890	11,042,838
QUALCOMM, Inc.	59,034	9,068,213
Samsung Electronics Co. Ltd.	102,849	4,037,129
Skyworks Solutions, Inc.	50,727	3,278,486
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	46,318	7,688,788
		51,404,172

Software - 28.3%(c)
Adobe, Inc. (a)	13,570	5,204,502
Akamai Technologies, Inc. (a)	43,246	3,481,303
Autodesk, Inc. (a)	28,218	7,387,472
Cloudflare, Inc. - Class A (a)	30,860	3,477,613
Electronic Arts, Inc.	27,538	3,979,792
Krafton, Inc. (a)	15,937	3,620,324
Microsoft Corp.	24,901	9,347,586
NetEase, Inc. - ADR (b)	30,361	3,124,754
ROBLOX Corp. - Class A (a)	386,135	22,507,809
Take-Two Interactive Software, Inc. (a)	30,615	6,344,959
Unity Software, Inc. (a)(b)	498,259	9,760,894
		78,237,008

Toys/Games/Hobbies - 2.0%
Nintendo Co. Ltd.	81,500	5,509,997
TOTAL COMMON STOCKS (Cost $232,134,769)		249,027,786

EXCHANGE TRADED FUNDS - 9.6%	Shares	Value
CI Galaxy Bitcoin ETF (a)	435,539	6,681,168
CI Galaxy Ethereum ETF (a)	2,424,287	19,757,939
TOTAL EXCHANGE TRADED FUNDS (Cost $33,072,039)		26,439,107

SHORT-TERM INVESTMENTS - 8.7%		Value
Investments Purchased with Proceeds from Securities Lending - 8.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (d)	23,456,382	23,456,382

Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.27% (d)	648,305	648,305
TOTAL SHORT-TERM INVESTMENTS (Cost $24,104,687)		24,104,687

TOTAL INVESTMENTS - 108.5% (Cost $289,311,495)		299,571,580
Liabilities in Excess of Other Assets - (8.5)%		(23,424,116)
TOTAL NET ASSETS - 100.0%		$276,147,464
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $22,399,664 which represented 8.1% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill Ball Metaverse ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$249,027,786	$–	$–	$249,027,786
Exchange Traded Funds	26,439,107	–	–	26,439,107
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	23,456,382
Money Market Funds	648,305	–	–	648,305
Total Investments	$276,115,198	$–	$–	$299,571,580

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $23,456,382 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$201,789,301	73.1%
Canada	26,439,107	9.6
China	21,877,110	7.9
Japan	12,262,525	4.4
South Korea	11,688,104	4.3
Singapore	10,090,922	3.7
Taiwan	7,688,788	2.8
United Kingdom	4,032,284	1.4
Netherlands	3,703,439	1.3
Liabilities in Excess of Other Assets	(23,424,116)	(8.5)
	$276,147,464	100.0%